UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019 (June 10, 2019)

AIRCASTLE LIMITED

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-32959	98-0444035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400, Stamford, Connecticut		06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1020

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Shares, par value $0.01 per share	AYR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01	Entry into a Material Definitive Agreement

(a) Underwriting Agreement

On June 10, 2019, Aircastle Limited (the “Company”) entered into an Underwriting Agreement, dated June 10, 2019 (the “Underwriting Agreement”), between the Company and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the offering and sale by the Company of $650 million aggregate principal amount of the Company’s 4.250% Senior Notes due 2026 (the “Notes”).

The Company has agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended, or to contribute to any payments the Underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing.

The foregoing is qualified in its entirety by reference to the Underwriting Agreement, attached as Exhibit 1.1 hereto and incorporated herein by reference.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of the specific date (or dates) set forth therein, and were solely for the benefit of the parties to the Underwriting Agreement and are subject to certain limitations as agreed upon by the parties thereto. In addition, the representations, warranties and covenants contained in the Underwriting Agreement may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Underwriting Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, which subsequent developments may not be fully reflected in the Company’s public disclosures.

Certain of the Underwriters and their respective affiliates have in the past provided, are currently providing and may in the future from time to time provide, investment banking and other financing, trading, banking, research, transfer agent and trustee services to the Company, its subsidiaries and affiliates, for which they have in the past received, and may currently or in the future receive, fees and expenses. In addition, affiliates of certain of the Underwriters are lenders, and in some cases, agents, arrangers and/or managers, under the Company’s credit facilities. Affiliates of such Underwriters may receive a portion of the net proceeds from the sale of the Notes to the extent the Company uses such net proceeds to repay indebtedness under its credit facilities.

(b) Supplemental Indenture

On June 13, 2019, the Company issued the Notes pursuant to an Indenture, dated as of December 5, 2013 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee for the Notes (the “Trustee”), as supplemented by a Seventh Supplemental Indenture, dated as of June 13, 2019, between the Company and the Trustee (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes were offered pursuant to a Prospectus Supplement, dated June 10, 2019, to the Prospectus, dated May 9, 2018, filed as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-224813) filed with the U.S. Securities and Exchange Commission.

The Seventh Supplemental Indenture includes the form of the Notes. The Notes will pay interest semi-annually on June 15 and December 15, beginning on December 15, 2019, at a rate of 4.250% per annum, until June 15, 2026. The Company intends to use the net proceeds from the sale of Notes for general corporate purposes, which may include the refinancing of its existing indebtedness.

The Company may redeem some or all of the Notes at any time prior to April 15, 2026 by paying a specified “make-whole” premium, plus accrued and unpaid interest, if any, to the redemption date. On and after April 15, 2026, the Company may redeem some or all of the Notes at a redemption price of 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date.

If a Change of Control Triggering Event (as defined in the Seventh Supplemental Indenture) occurs, each holder of the Notes will have the right to require the Company to repurchase all or any part of that holder’s Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Seventh Supplemental Indenture contains covenants that, among other things, restrict the Company’s and its subsidiaries’ (other than certain joint ventures) ability to incur liens that secure obligations under indebtedness for borrowed money or capitalized lease obligations and consolidate, amalgamate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets.

The Seventh Supplemental Indenture also provides for customary events of default, including non-payment of principal, interest or premium, failure to comply with covenants, and certain bankruptcy or insolvency events.

The foregoing is qualified in its entirety by reference to the Seventh Supplemental Indenture, attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 10, 2019, between Aircastle Limited and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Seventh Supplemental Indenture, dated as of June 13, 2019, between Aircastle Limited and Wells Fargo Bank, National Association, as trustee

4.2	Form of 4.250% Senior Notes due 2026 (included in Exhibit 4.1)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 10, 2019, between Aircastle Limited and J.P. Morgan Securities LLC, BNP Paribas Securities Corp., Credit Agricole Securities (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Seventh Supplemental Indenture, dated as of June 13, 2019, between Aircastle Limited and Wells Fargo Bank, National Association, as trustee

4.2	Form of 4.250% Senior Notes due 2026 (included in Exhibit 4.1)

5.1	Opinion of Conyers Dill & Pearman Limited

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

By:	/s/ Christopher L. Beers
Name: Christopher L. Beers
Title: Chief Legal Officer and Secretary

Date: June 13, 2019